
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund V, Ltd. at June 30, 1999,  and its  statement of income for the six months then ended and is  qualified  in its entirety by reference to the Form 10-Q of CNL Income Fund V, Ltd. for the six months ended June 30, 1999.
</LEGEND>

<PERIOD-TYPE>                   6-mos
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   JUN-30-1999
<CASH>                                         2,393,763
<SECURITIES>                                   0
<RECEIVABLES>                                  177,341
<ALLOWANCES>                                   140,973
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         11,514,999
<DEPRECIATION>                                 1,879,306
<TOTAL-ASSETS>                                 17,352,451
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     16,302,378
<TOTAL-LIABILITY-AND-EQUITY>                   17,352,451
<SALES>                                        0
<TOTAL-REVENUES>                               769,259
<CGS>                                          0
<TOTAL-COSTS>                                  327,842
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                1,075,276
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,075,276
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,076,276
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due  to the  nature  of  its  industry,  CNL  Income  Fund  V,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

